UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  [X]                            Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

DRIEHAUS MUTUAL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, IL 60611

DRIEHAUS EMERGING MARKETS GROWTH FUND

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

DRIEHAUS MICRO CAP GROWTH FUND

DRIEHAUS SMALL CAP GROWTH FUND

DRIEHAUS SMALL/MID CAP GROWTH FUND

DRIEHAUS EVENT DRIVEN FUND

[MONTH, DAY, 2021]

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of one or more series of Driehaus Mutual Funds (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”), at a special meeting of shareholders of those Funds to be held on July 1, 2021 (the “Meeting”). The purpose of the Meeting is to vote upon the following proposals affecting the Funds and to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Driehaus Capital Management LLC, the Funds’ investment adviser.
•	To elect six (6) trustees to the Board of Trustees of the Trust.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, each proposal.

Included with this letter are the notice of the Meeting, a proxy statement and a proxy card. Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully. Whether or not you plan to attend the Meeting, your vote is needed. Voting is quick and easy. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by the Internet at the website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

It is important that your vote be received no later than the time of the Meeting. To assist with the solicitation of proxies, we have engaged Di Costa Partners, LLC (“Di Costa Partners”), a proxy solicitation firm. As the date of the Meeting approaches, if you have not voted your shares, you may receive a phone call from Di Costa Partners urging you to vote your shares. If you have any questions about the Meeting or the voting instructions, please call, Di Costa Partners at (833) 288-9335 or your financial advisor.

Your vote is important to us. Thank you for your response and for your investment with the Trust.

Sincerely,

Stephen Weber

President

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DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, IL 60611

DRIEHAUS EMERGING MARKETS GROWTH FUND

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

DRIEHAUS MICRO CAP GROWTH FUND

DRIEHAUS SMALL CAP GROWTH FUND

DRIEHAUS SMALL/MID CAP GROWTH FUND

DRIEHAUS EVENT DRIVEN FUND

NOTICE OF MEETING OF SHAREHOLDERS

[DATE]

Notice is hereby given that a special meeting of shareholders of the series of Driehaus Mutual Funds (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”) will be held via audio teleconference, on July 1, 2021 at 10:00 a.m., Central Time, (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposals and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

•	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Driehaus Capital Management LLC, the Funds’ investment adviser.

•	To elect six (6) trustees to the Board of Trustees of the Trust.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, the proposals.

The proposals referred to above are discussed in detail in the proxy statement attached to this notice. Please read the proxy statement carefully. The person named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the Meeting may be adjourned, in accordance with applicable law, to permit further solicitation of proxies. The person named as proxy will vote “FOR” any such adjournment those proxies which he is entitled to vote in favor of the proposals and will vote “AGAINST” any such adjournment those proxies to be voted against the proposals.

Shareholders of record at the close of business on May 10, 2021 are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting. If you cannot be present at the Meeting, however, we urge you to complete, sign and date the enclosed proxy, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. Any shareholder attending the Meeting may vote at the Meeting even though a proxy card already may have been returned.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By Order of the Board

Stephen Weber

President

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DRIEHAUS MUTUAL FUNDS

on behalf of its series:

DRIEHAUS EMERGING MARKETS GROWTH FUND

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

DRIEHAUS MICRO CAP GROWTH FUND

DRIEHAUS SMALL CAP GROWTH FUND

DRIEHAUS SMALL/MID CAP GROWTH FUND

DRIEHAUS EVENT DRIVEN FUND

(each, a “Fund,” and collectively, the “Funds”)

25 East Erie Street

Chicago, IL 60611

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2021

This proxy statement (“Proxy Statement”) is being furnished to the shareholders of the Funds, each a series of Driehaus Mutual Funds (the “Trust”), in connection with the solicitation by the Board of Trustees of the Trust (the “Trustees” or “Board”) of shareholder votes by proxy to be voted at a special meeting that will be held via audio teleconference on July 1, 2021 at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder who owned shares of the Funds as of May 10, 2021 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the Fund’s proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 25, 2021 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Meeting, please call Di Costa Partners toll-free at (833) 288-9335.

To participate in the Meeting:

If you were a shareholder of record of the Fund as of the Record Date and would like to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 25, 2021 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the dial-in information and instructions for participating in and voting during the Meeting. The dial-in information will be active for the date and time of the Meeting only. If you have any questions prior to the Meeting, please call Di Costa Partners toll-free at (833) 288-9335. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call Di Costa Partners toll-free at (833) 288-9335. Thank you for your response and for your continued investment in the Fund.

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The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first sent to shareholders of the Funds on or about [DATE].

Proposal

The Meeting is being called to ask shareholders of the Funds to consider and vote on the following proposals:

Proposal 1:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Driehaus Capital Management LLC (“Driehaus Capital”).

Proposal 2:	To elect six (6) trustees to the Board of Trustees of the Trust.

The Board of Trustees of the Trust has unanimously approved, and recommends that you vote FOR, the proposals.

Shareholders of record of the Funds as of the close of business on May 10, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth in Appendix A.

Proxies

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the proposals, the proxy will be voted FOR the approval of the proposals and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST, ON BEHALF OF EACH FUND, AND DRIEHAUS CAPITAL

Introduction

Driehaus Capital has continuously served as the investment adviser to each Fund since each Fund’s inception. However, due to a change in control of Driehaus Capital (as described more fully below) caused by the death of Mr. Richard Driehaus on March 9, 2021, the Previous Agreement (as defined below) between Driehaus Capital and the Trust, on behalf of the Funds, automatically terminated in accordance with its terms. Since that date, Driehaus Capital has provided investment advisory services to the Funds pursuant to a temporary advisory agreement, as permitted by the Investment Company Act of 1940, as amended (“1940 Act”). However, for an adviser to provide services to a fund beyond a temporary term, the 1940 Act requires that fund shareholders approve an advisory contract. Therefore, the Proposal seeks approval by each Fund’s shareholders of a new investment advisory agreement between the Trust, on behalf of the Fund, and Driehaus Capital (the “New Agreement”).

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The Previous Agreement

Driehaus Capital has served as investment adviser to each Fund since each Fund’s inception pursuant to the investment advisory agreement between the Trust and Driehaus Capital, on behalf of the Funds, dated September 25, 1996 (the “Previous Agreement”).

The Previous Agreement was approved by the initial shareholders of each Fund at the Fund’s inception, as well as by the Board (and by separate vote, the Trustees who are not considered to be “interested persons” within the meaning of the 1940 Act (the “Independent Trustees”). Since then, the Board, including the Independent Trustees, has approved annually the continuation of the Previous Agreement on behalf of each Fund. The Board most recently approved the continuation of the Previous Agreement for an additional year at a meeting of the Board held on September 10, 2020. The Previous Agreement, by its terms, automatically terminates in the case of an “assignment” due to a change in control of Driehaus Capital.

The Change in Control

Driehaus Capital is currently owned by Driehaus Capital Holdings LLLP (“DCH”), which holds an approximate 99% ownership interest, and RHD Holdings LLC, which holds the remaining approximate 1% interest. Prior to Mr. Driehaus’ passing away, DCH was majority owned by two trusts, the Richard H. Driehaus Family Benefit Trust (the “Family Benefit Trust”), which held approximately 46.24% of the economic interest of DCH in the form of non-voting units, and the Richard H. Driehaus 2003 Revocable Trust (the “Revocable Trust”) which directly or indirectly held 53.76% of the economic interests of DCH in the form of voting and non-voting units. Mr. Richard Driehaus and Driehaus Trust Company LLC (“DTC”) were the co-trustees of the Revocable Trust. Under the terms of the Revocable Trust, the Revocable Trust became irrevocable upon Mr. Driehaus’s death. DTC is the sole trustee of the now irrevocable trust. This structure was set up for estate planning purposes to ensure orderly transition of control over the companies upon his death.

Under the 1940 Act, a person who owns beneficially, either directly or indirectly through one or more controlled companies, more than 25% of the voting securities of that company is presumed to control such a company. Because Mr. Driehaus was able to exercise control of DCH’s shares and had the power to vote all shares of DCH through his role as co-trustee of the Revocable Trust, he was deemed to “control” indirectly DCH and each entity that DCH controlled (including Driehaus Capital).

The 1940 Act requires that an investment advisory contract between an investment adviser and an investment company must include a clause that provides for its automatic termination upon its assignment. An “assignment” is defined in the statute to include, as pertinent here, any direct or indirect transfer of a controlling block of securities of the investment adviser. The Previous Agreement contained such a provision. Such an assignment can be deemed to occur when a new trustee or a new trust takes control of voting securities. As a result, when the Revocable Trust became irrevocable and DTC became its sole trustee, Driehaus Capital underwent a “change in control” for purposes of the 1940 Act.

As a result, the Previous Agreement terminated (this event is referred to in this proxy statement as the “Initial Change of Control”). Driehaus Capital has continued to provide uninterrupted services to the Funds pursuant to the Interim Agreement discussed below.

The Interim Agreement

Section 15 of the 1940 Act requires that an advisory agreement between a fund and its adviser be approved by the majority of the fund’s shareholders. However, in situations in which a change in control results in an automatic termination of an advisory agreement, Rule 15a-4 under the 1940 Act permits the investment adviser to continue to provide services to a fund on a temporary basis (for up to 150 calendar days) pursuant to an interim advisory agreement approved by the fund’s board of trustees. Rule 15a-4 was created to allow funds to receive uninterrupted advisory services from their investment advisers until fund shareholders have an opportunity to vote on a new advisory agreement.

The Funds have relied upon Rule 15a-4 because, in accordance with Rule 15a-4:

•	the compensation that Driehaus Capital has received under an interim agreement is no greater than the compensation received under the Previous Agreement;

•	the Board, including a majority of the Independent Trustees, approved the interim agreement within 10 business days following the assignment/termination of the Previous Agreement; and

•	the interim agreement provides that it will automatically terminate 150 calendar days from its commencement.
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Specifically, the Initial Change of Control occurred on March 9, 2021. On March 11, 2021, the Board, including a majority of the Independent Trustees, met telephonically to discuss and evaluate a proposed interim advisory agreement between Driehaus Capital and the Trust (the “Interim Agreement”). At that meeting, in accordance with all applicable requirements of Rule 15a-4, the Board considered and approved the Interim Agreement, after having concluded that the terms and conditions of the Interim Agreement (including the compensation to be paid by each Fund to Driehaus Capital for its services) were identical in all material respects to those of the Previous Agreement, except that the Interim Agreement provided that it would terminate on the sooner of (i) 150 calendar days from its effective date of March 9, 2021 (that is, August 6, 2021) or (ii) when shareholders of each Fund approve the New Agreement.

The New Agreement

Currently, Driehaus Capital manages the Funds in accordance with the terms of the Interim Agreement, which will expire on August 6, 2021. However, pursuant to the requirements of Section 15 of the 1940 Act, for Driehaus Capital to continue to provide advisory services to the Funds beyond the temporary 150-day period ending August 6, 2021, the majority of the outstanding securities (as defined in the 1940 Act) of each Fund must vote in favor of a new advisory agreement. Therefore, shareholders of the Funds are being asked to approve the New Agreement between Driehaus Capital and the Funds.

A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix C. The proposed terms of the New Agreement are identical to the terms of the Previous Agreement, except for the dates of its effectiveness and termination. The New Agreement will not increase the advisory fee that any Fund pays to Driehaus Capital for investment advisory services.

Effective Date. The effective date of the New Agreement would be the date that shareholders of a given Fund approve it, or such later date as may be set by the parties.

Term. The term of the New Agreement is materially identical to that of the Previous Agreement. The New Agreement is expected to remain in effect from its effective date until September 30, 2022. Thereafter, the New Agreement shall continue as to each Fund from year to year, only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board (including a majority of the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, or (b) by vote of a majority of the outstanding voting securities of the Fund.

General. Subject to the supervision of the Board, Driehaus Capital will manage the investment and reinvestment of the assets of the Funds in the same manner as in the Previous Agreement; that is, Driehaus Capital will do so subject to the supervision of the Board, giving due consideration to each Fund’s investment objectives, policies and restrictions and the other statements concerning the Funds in the Trust’s declaration of trust, bylaws, prospectus and statement of additional information. As in the Previous Agreement, Driehaus Capital will provide for (i) the review, supervision and administration of an investment program for the Funds, (ii) the determination in its discretion of the securities to be purchased or sold, or to be held uninvested for the Funds, (iii) to oversee the performance of the Trust's administrator, transfer agent and custodian with respect to the portfolios, and (iv) to provide the Trust with records concerning Driehaus Capital’s activities and reports concerning Driehaus Capital’s discharge of its foregoing responsibilities.

Compensation. Under the New Agreement, the Funds will pay Driehaus Capital an investment advisory fee in the same manner and amount as in the Previous Agreement. Specifically, such fee shall be calculated daily and paid monthly at an annual rate of each Fund’s average daily net assets as set forth below:

FUND	ASSET LEVEL BREAKPOINTS	FEE
Driehaus Emerging Markets Growth Fund	Up to $1.5 billion Over $1.5 billion	1.05% 0.75%
Driehaus Emerging Markets Small Cap Growth Fund	None	1.10%
Driehaus Emerging Markets Opportunities Fund	None	0.90%
Driehaus International Small Cap Growth Fund	None	1.00%
Driehaus Micro Cap Growth Fund	None	1.25%
Driehaus Small Cap Growth Fund	None	0.60%
Driehaus Small/Mid Cap Growth Fund	None	0.60%
Driehaus Event Driven Fund	None	1.00%

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Other Funds Advised by Driehaus Capital. Driehaus Capital sub-advises five other mutual funds with similar investment objectives to those of the Trust. Listed below are the names of the other mutual funds, the size the assets of the sub-advised fund advised by Driehaus Capital as of March 31, 2021, and rate of compensation paid to Driehaus Capital as of March 31, 2021. Driehaus Capital has not waived, reduced or otherwise agreed to reduce its compensation under any contracts applicable to the sub-advised funds.

SUB-ADVISED FUND	SIZE OF SUB-ADVISED FUND	FEE	SIMILARLY MANAGED DRIEHAUS MUTUAL FUND
Aquarius International Fund	$58,248,302	0.80%	Driehaus Emerging Markets Growth Fund
Cornerstone Advisors Global Public Equity Fund	$18,610,709	0.90%	Driehaus International Small Cap Growth Fund
Adara Smaller Companies Fund	$173,497,080	0.84%	Driehaus Micro Cap Growth Fund
Destinations Small-Mid Cap Equity Fund (Micro Cap)	$420,849,746	0.62%	Driehaus Micro Cap Growth Fund
Destinations Small-Mid Cap Equity Fund (Small Cap)	$62,195,783	0.54%	Driehaus Small Cap Growth Fund
Destinations Multi Strategy Alternatives Fund	$538,445,168	0.71%	Driehaus Event Driven Fund

Expenses to be Paid by the Trust. The expenses that the Funds will pay under the terms of the New Agreement are the same as under the terms of the Previous Agreement. The Trust shall pay any expenses for services rendered by a custodian for the safekeeping of the Trust's securities or other property, for keeping its books of account, for any other charges of the custodian; all expenses for services rendered under the administration and accounting services agreement; all charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust; all costs of reports and notices to shareholders, stationery, printing, postage, other like miscellaneous expenses; membership dues in the Investment Company Institute or any similar organization; all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Trust; charges and expenses of its operations, including compensation of the Trustees (other than those affiliated with Driehaus Capital); and costs of acquiring and disposing of portfolio securities.

Brokerage. Subject to its obligation to obtain best price and execution, Driehaus Capital shall determine the securities to be purchased or sold and will place orders pursuant to its determinations, with an issuer, underwriter or broker-dealer. Driehaus Capital is authorized to exercise discretion concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Trust.

Liability. Driehaus Capital shall not be liable to the Trust for any error of judgment or of law or for any loss suffered by the Trust in connection with or pursuant to the New Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Driehaus Capital in performing its obligations and duties or by reason of its reckless disregard of its obligations and duties under the New Agreement. This standard of liability is identical to that contained in the Previous Agreement.

Amendment; Termination. The New Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the other party against which enforcement of the charge, waiver, discharge or termination is sought. The New Agreement may be terminated at any time, without the payment of any penalty, by action of a majority of the trustees of the trust or by vote of a majority of the outstanding voting shares of the Funds. The New Agreement will immediately terminate in the event of its assignment.

Information about Driehaus Capital

Driehaus Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 25 East Erie Street, Chicago, Illinois 60611. As of December 31, 2020, Driehaus Capital had approximately $12.3 billion in assets under management.

DCH, located at 25 East Erie Street, Chicago, Illinois 60611, owns approximately 99% of Driehaus Capital, and RHD Holdings LLC owns the remaining approximate 1% interest. DCH is owned by the Revocable Trust and the Family Benefit Trust. The Revocable Trust directly or indirectly owns 53.76% percent of DCH (comprised of voting and non-voting interests) and the Family Benefit Trust owns 46.24% (comprised of non-voting interests). The Revocable Trust and the Family Benefit Trust are located at 25 East Erie Street, Chicago, Illinois 60611

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 Officers of Driehaus Capital. The following table lists the name, principal occupation and address of the current principal executive officers of Driehaus Capital.

Name	Principal Occupation	Address
Stephen Weber	Chief Executive Officer and President	Driehaus Capital Management LLC 25 East Erie Street, Chicago, Illinois 60611
Anne Kochevar	Chief Compliance Officer	Driehaus Capital Management LLC 25 East Erie Street, Chicago, Illinois 60611
Robert Kurinsky	Chief Operating and Financial Officer	Driehaus Capital Management LLC 25 East Erie Street, Chicago, Illinois 60611
Janet McWilliams	General Counsel	Driehaus Capital Management LLC 25 East Erie Street, Chicago, Illinois 60611

Trustees and Officers of the Trust. The following table lists the trustees and officers of the Trust who are also officers, employees or shareholders of Driehaus Capital.

Name	Position	Ownership Interest in Driehaus Capital (if any)
Stephen Weber	Chief Executive Officer and President of Driehaus Capital; President of the Trust	None
Robert Kurinsky	Chief Operating Officer and Chief Financial Officer of Driehaus Capital; Vice President and Treasurer of the Trust	None
Janet McWilliams	General Counsel of Driehaus Capital; Chief Legal Officer and Assistant Vice President of the Trust	None
Anne Kochevar	Chief Compliance Officer of Driehaus Capital, Chief Compliance Officer of the Trust	None
Christina Algozine	Senior Attorney of Driehaus Capital; Assistant Secretary of the Trust	None
Malinda Sanborn	Director of Fund Administration of Driehaus Capital; Assistant Treasurer of the Trust	None

Advisory Fees. For the fiscal year ended December 31, 2020, each Fund paid Driehaus Capital the advisory fees set forth below.

Fund	Gross Advisory Fees Paid	Advisory Fees Waived and Other Expenses Reimbursed
Driehaus Emerging Markets Growth Fund	$18,239,478	N/A
Driehaus Emerging Markets Small Cap Growth Fund	$732,472	$171,531
Driehaus Emerging Markets Opportunities Fund	$327,473	$230,617
Driehaus International Small Cap Fund	$2,460,180	N/A
Driehaus Micro Cap Growth Fund	$3,227,705	N/A
Driehaus Small Cap Growth Fund	$1,369,876	$8,650
Driehaus Event Driven Fund	$1,018,776	N/A
Driehaus Small/Mid Cap Growth Fund	$29,232	$73,297

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Board Consideration and Approval of the New Agreement

At a special meeting of the Board of Trustees held on April 29, 2021, the Trustees, including a majority of the Independent Trustees, considered whether to approve the New Agreement between Driehaus Capital and the Trust, on behalf of each Fund, and whether to recommend to shareholders that they also approve the New Agreement on behalf of the Fund(s) whose shares they hold.

The Independent Trustees were assisted in their consideration by independent legal counsel, who provided the Board with a memorandum regarding the legal standard applicable to its review of the New Agreement and assisted the Board in requesting and evaluating all information it deemed reasonably necessary to evaluate the New Agreement. The Board reviewed comprehensive materials received from Driehaus Capital, including information regarding the change of control and its expected impact on the operations of Driehaus Capital and the Trust. The Board also received extensive information throughout the year regarding performance and operating results of each Fund.

The Independent Trustees met with independent legal counsel separately from representatives of Driehaus Capital in executive session on April 26, 2021 to review the materials provided in response to their request and identified areas for further response by Driehaus Capital. Following receipt of such further information, the Independent Trustees, represented by independent legal counsel, met independent of Driehaus Capital to consider the New Agreement for each Fund. After their consideration of all the information received, on April 29, 2021 the Independent Trustees presented their findings and their recommendation to the Board to approve the New Agreement.

In connection with the consideration of the New Agreement, the Board considered and evaluated the factors discussed below, among others. The Board noted that, other than the initial term, which would continue until September 30, 2022, the New Agreement, including each Fund’s investment advisory fee schedule, is the same as the Prior Agreement. The Board also considered that Driehaus Capital has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

In addition to the information provided by Driehaus Capital, the Board considered all other factors believed to be relevant when evaluating the New Agreement, including: (1) the fact that the investment advisory fees charged to each Fund under the Agreement will not change; (2) the fact that the lead portfolio managers for each Fund would not change; and (3) the Board’s determination at the April 29, 2021 Board meeting that (a) Driehaus Capital continued to have the capabilities, resources and personnel necessary to provide satisfactory advisory services to the Funds, and (b) the Funds’ investment advisory fees, taking into account all applicable expense caps, were reasonable given the services to be provided, the costs to Driehaus Capital of providing those services, any economies of scale and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services to be provided under the New Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of Driehaus Capital to attract and retain high-quality personnel, and the organizational depth of Driehaus Capital. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as Driehaus Capital’s handling of portfolio brokerage, and noted Driehaus Capital’s process for evaluating best execution. The Board noted Driehaus Capital’s role in overseeing the Funds’ other service providers, including Driehaus Capital’s review of expenses. The Board considered Driehaus Capital’s risk management strategies and the process developed by Driehaus Capital for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board considered the overall services that Driehaus Capital historically has provided to the Funds and their shareholders. The Board also considered Driehaus Capital’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds. The Board also took into consideration various representations made by Driehaus Capital. The Board noted that, during the Board’s deliberations at its April 29, 2021 meeting, Driehaus Capital asserted that it was satisfied with the size of its marketing, sales and analytical staffs. During the April 29, 2021 meeting, representatives of Driehaus Capital responded to questions from the Board about the change of control, including its impact on Driehaus Capital’s viability and its ability to continue providing the same quality of services to the Funds. As part of that discussion, the Board inquired about the plans for, and the roles and responsibilities of, certain employees and officers of Driehaus Capital as a result of the change of control. In response to those questions, Driehaus Capital representatives emphasized that: (1) they expected that the nature, extent and quality of services that Driehaus Capital provides the Funds and their shareholders would not change because of the change of control; (2) they expected no material adverse effects to Driehaus Capital’s financial condition as a result of the change of control; and (3) they do not contemplate any changes in Driehaus Capital’s personnel in overseeing the Funds.

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The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Broadridge Financial Solutions (“Broadridge”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted Driehaus Capital’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index is more representative of Driehaus Event Driven Fund than the benchmark index. The Board noted that Driehaus Capital represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Event Driven Fund), it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for all the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also noted that the rolling performance information for Driehaus International Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund included the performance of each Fund’s predecessor limited partnership. Because the predecessor limited partnerships did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of such Funds’ longer-term performance information. The Board also reviewed performance for Driehaus Event Driven Fund relative to the HFRX Event Driven Index and noted that the Fund outperformed the HFRX Event Driven Index for all periods reviewed. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board concluded that each Fund’s investment results were favorable. As to the Funds in general, the Board concluded that Driehaus Capital had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by Driehaus Capital supported approval of the New Agreement for each Fund.

Fees. The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of December 31, 2020 as compared to peer expense group information based on data compiled by Broadridge using data from Morningstar as of the most recent fiscal year end of each fund in the peer group. In addition, the Board considered the expense reimbursement arrangement with Driehaus Capital for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares), Driehaus Emerging Markets Opportunities Fund and Driehaus Small/Mid Cap Growth Fund.

The Board also considered the Funds’ advisory fee rates as compared to fees charged by Driehaus Capital for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to Driehaus Capital’s obligations for managing the other accounts. In considering the reasonableness of the advisory fees, the Board took into account Driehaus Capital’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that Driehaus Capital’s directed brokerage program had resulted in directed brokerage credits during calendar year 2020, which were used to reduce expenses of the Funds.

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On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by Driehaus Capital.

Profitability. The Board reviewed information regarding revenues received by Driehaus Capital under the Agreement from each Fund and discussed Driehaus Capital’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to Driehaus Capital of managing the Funds. The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that Driehaus Capital believes is prudent, which limits the Fund’s profitability to Driehaus Capital. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that Driehaus Capital provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse Driehaus Capital under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund and Driehaus Small/Mid Cap Growth Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of their investment styles, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the New Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to Driehaus Capital. The Board also considered the character and amount of other incidental benefits received by Driehaus Capital. The Board noted that payments to Driehaus Capital under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to Driehaus Capital related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion. Based on all of the information considered, and after reviewing each factor in detail, the Board determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of each Fund. The Board unanimously approved the New Agreement and approved its submission to shareholders. In arriving at its decision, the Board did not identify any single factor as determinative in the Board’s analysis, but instead made its determination in light of all the circumstances. Each Trustee may have placed differing weight on each of the factors discussed above.

Recommendation of the Board

The Board of the Trust unanimously recommends that the shareholders of each Fund vote FOR Proposal 1.

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PROPOSAL 2

ELECTION OF TRUSTEES TO THE BOARD

(All Funds)

General

At the Meeting, shareholders of the Trust will be asked to elect a slate of six individuals to constitute the Board of the Trust. The Board has nominated existing Board members Theodore J. Beck, Francis J. Harmon, Christopher J. Towle, Dawn M. Vroegop, Stephen T. Weber and Daniel F. Zemanek as Trustees of the Trust. Mr. Beck, Mr. Harmon, Ms. Vroegop and Mr. Zemanek were elected by the shareholders of the Trust in 2012. Mr. Zemanek, Mr. Harmon, Mr. Beck and Ms. Vroegop were appointed as Trustees of the Trust in 1996, 1998, 2011 and 2011, respectively by the then current Trustees and in accordance with the provisions of the Trust’s Declaration of Trust and Section 16(a) of the 1940 Act. Mr. Towle and Mr. Weber were appointed as Trustees of the Trust in 2016 and 2020, respectively. Mr. Beck, Mr. Harmon, Mr. Towle, Ms. Vroegop and Mr. Zemanek (the “Independent Trustees”) are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Weber is considered an “interested person” of the Trust as defined in the 1940 Act (the “Interested Trustee”) because he is an officer of the Trust’s investment adviser, Driehaus Capital.

Each nominee elected to the Board shall serve until the next shareholder election (and until the election and qualification of a successor), or until death, resignation or retirement, or removal as provided for in the Declaration of Trust.

Each nominee listed below has consented to serve as Trustee of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The following table presents certain information about the nominees. Each nominee’s year of birth is set forth after his or her name.

Nominees for Election as Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Nominee
INDEPENDENT TRUSTEE NOMINEES:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chair	Since 1996 Since 2014	Retired Real Estate Executive.	None.
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee and Vice Chair	Since 2012 Since 2020	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Retired; Consultant, Great Lakes Advisors, Inc. from January 2020 to December 2020; Relationship Manager, Great Lakes Advisors, Inc. through December 2019.	None.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Nominee
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired Portfolio Manager, Lord Abbett & Co.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.
INTERESTED TRUSTEE NOMINEE:
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1970	Trustee and President	Since Dec. 2020 Since Feb. 2020	Director of Driehaus Trust Company, LLC since March of 2021; Chief Executive Officer of Driehaus Capital since March 2021; President and Head of Distribution of Driehaus Capital since February 2020; Director of Sales and Relationship Management of Driehaus Capital from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.

Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of five Independent Trustees and one Interested Trustee. The Board has appointed an Independent Trustee to serve as Chairperson of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by Driehaus Capital and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee with the Trust and the number and nature of funds (including the Funds) within the Trust.

The Trust’s day-to-day operations are managed by Driehaus Capital and other service providers who have been approved by the Board. As part of its general oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Driehaus Capital, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding the risks faced by the Funds. The Board, with the assistance of Driehaus Capital, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

In addition, as part of the Board’s oversight of the Funds’ advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues. The Board has established three standing committees—the Audit Committee, the Executive Committee and the Nominating and Governance Committee—to which it has delegated certain responsibilities as described below. Each Committee must report its activities to the Board on a regular basis

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Audit Committee

The primary purpose of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (i) the quality and integrity of the Funds’ financial statements and the independent audit thereof; (ii) the Funds’ accounting and financial reporting processes and internal control over financial reporting; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held two meetings during the Trust’s last fiscal year.

Executive Committee

The Executive Committee’s primary purpose is to exercise certain powers of the Trust when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Daniel F. Zemanek and Theodore J. Beck. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Nominating and Governance Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) to oversee the administration of the Trust’s Governance Guidelines and Procedures. Pursuant to the Trust’s Nominating and Governance Committee Charter, the Nominating and Governance Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all Independent Trustee candidates for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by Driehaus Capital. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairperson of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to Driehaus Capital’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Governance Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Nominating and Governance Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

During 2020, the Board met seven (7) times. Each current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during 2020.

Under the Trust’s Governance Guidelines and Procedures, Trustees are encouraged to be present at each meeting of shareholders in order to facilitate communications with shareholders. Under circumstances where no Trustee is available to attend a shareholders meeting, the Board may designate a senior officer of the Trust to be present and to report back to the Board.

The Trust’s Nominating and Governance Committee Charter is attached hereto as Appendix D.

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Trustee/Nominee Qualifications

The following is a brief discussion of the experiences and qualifications that led to the conclusion that each Trustee/Nominee should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee/Nominee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each current Trustee’s previous record of service as a Trustee was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee/Nominee, the Board considered, among other factors, the following experience and qualifications:

Theodore J. Beck. Mr. Beck has served as Trustee of the Trust since 2012, became the Vice Chair of the Board in June 2020, and served as an Advisory Board member from 2011 to 2012. He served as President and Chief Executive Officer of National Endowment for Financial Education from 2005 to July 2018. From 1999 to 2005, Mr. Beck was Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin – Madison, and previously spent more than 20 years in senior management positions for Citibank/Citigroup. He also serves or has served on the Boards of the President’s Advisory Council on Financial Capability for Young Americans, President’s Advisory Council on Financial Capability, Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion and Jump$tart Coalition for Personal Financial Literacy. Mr. Beck previously served on the Boards of Wilshire Variable Insurance Trust and Wilshire Mutual Funds.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. From 2008 to 2019, Mr. Harmon served as Relationship Manager of Great Lakes Advisors, Inc., and served as a Consultant to Great Lakes Advisors, Inc. from January 2020 through December 2020. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Christopher J. Towle. Mr. Towle has served as Trustee of the Trust since 2016. From 1987 to 2014, Mr. Towle was with Lord Abbett & Co., most recently as Partner, Portfolio Manager and Director of High Yield and Convertible Securities. He also served on the Boards of Brighthouse Funds Trust I and Brighthouse Funds Trust II, each from April 2018 to August 2019. He is a CFA® charterholder. The Board of the Trust has determined that Mr. Towle is qualified as an “audit committee financial expert” as defined by the SEC.

Dawn M. Vroegop. Ms. Vroegop has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. From 1999 to 2003, she was a Managing Director with Dresdner RCM Global Investors. She also serves on the Boards of Brighthouse Funds Trust I (formerly, Met Investor Series Trust), Brighthouse Funds Trust II (formerly, Metropolitan Series Fund, Inc.) and City College of San Francisco Foundation.

Stephen T. Weber. Mr. Weber has served as Trustee of the Trust since December 2020 and as President of the Trust since March 2020. He was appointed as a Director of Driehaus Trust Company, LLC in March 2021. He was appointed the Chief Executive Officer of Driehaus Capital in March 2021. He has served as President and Head of Distribution of Driehaus Capital since February 2020 and prior to that was the Director of Sales and Relationship Management of Driehaus Capital from 2006 through February 2020. He was President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996 and Chair of the Board since June 2014. From 2008 through 2014, he served as President of Ludan, Inc., a real estate development services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly-owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

References to the experience and qualifications of each Trustee/Nominee are pursuant to requirements of the Securities and Exchange Commission and do not constitute holding out of the Board or any Trustee/Nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Trustees

Officers, except for the Chief Compliance Officer (“CCO”), serve without any compensation from the Trust. Independent Trustees receive an annual retainer plus per meeting fees. The Chairperson and Vice Chair of the Board and the chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2020, to each of the Independent Trustees and the CCO:

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Name of Trustee/Officer	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust
Theodore J. Beck (Trustee)				$134,500
Francis J. Harmon (Trustee)				$127,250
Christopher J. Towle (Trustee)				$135,083
Dawn M. Vroegop (Trustee)				$133,667
Daniel F. Zemanek (Trustee)				$148,250
Anne S. Kochevar (CCO)				$145,000

Trustee Fund Ownership

Appendix B hereto lists the dollar range of shares of each Fund beneficially owned by each Trustee/Nominee and the amount of shares each Trustee/Nominee owns individually and as a group with the officers of the Trust as of May 10, 2021. Appendix B also lists all shareholders known to the Trust to be record holders or beneficial owners of more than 5% of any Fund as of May 10, 2021. As of May 10, 2021, no Independent Trustee or his or her immediate family members held the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser.

Trust Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since 2020	Director of Driehaus Trust Company, LLC since March 2021. Chief Executive Officer of Driehaus Capital since March 2021. President and Head of Distribution of Driehaus Capital since February 2020; Director of Sales and Relationship Management of Driehaus Capital from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of Driehaus Capital since February 2020, Chief Financial Officer and Treasurer of Driehaus Capital since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of Driehaus Capital since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of Driehaus Capital since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since 2020	Director of Fund Administration of the Advisor since August 2014.
Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019	Assistant Secretary of Driehaus Capital since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017.
Marcia Y. Lucas 333 South Wabash Avenue Chicago, IL 60604 YOB: 1967	Secretary	Since 2021	Senior Vice President of The Northern Trust Company since October 2015.

Recommendation of the Board

The Board of the Trust unanimously recommends that the shareholders of each Fund vote FOR Proposal 2.

Independent Registered Public Accounting Firm

The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. E&Y has served the Trust in this capacity since 2002 and has no direct or indirect financial interest in the Trust or any Fund except as the independent registered public accounting firm. A representative of E&Y is expected to be present, in person or by telephone, at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

In connection with the audit of the 2020 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of the courts of the State of New York or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

Audit Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the Trust $249,000 and $376,800, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

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Audit-Related Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the Trust $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above. For the fiscal years ended December 31, 2020 and 2019, E&Y provided no audit-related services to Driehaus Capital or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the Trust $95,750 and $113, 375 respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of a review of the tax returns and tax distribution requirements, analysis relating to passive foreign investment company status, analysis relating to loss carry forward limitations as well as assisting with the preparation, submission and responses related to a change in method of accounting election. For the fiscal years ended December 31, 2020 and 2019, E&Y did not bill Driehaus Capital or any of its control affiliates for any tax services that were for engagements directly related to the Trust’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y did not bill the Trust for products and services other than the services reported above. For the fiscal years ended December 31, 2020 and 2019, E&Y provided no other services to Driehaus Capital or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Trust’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Trust, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to Driehaus Capital (or any entity controlling, controlled by, or under common control with Driehaus Capital that provides ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services in amounts of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the Trust $95,750 and $113, 375, respectively, in non-audit fees (tax services). For the same periods, E&Y billed Driehaus Capital and its affiliates $0 and $0, respectively, in non-audit fees. The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Driehaus Capital or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

OTHER BUSINESS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, proxies will be voted in accordance with the judgment of the person named as proxy.

QUORUM, VOTING MATTERS AT THE MEETING

Quorum Requirement

For Proposal 1, holders of one-third of the interests in each Fund, present at the Meeting or represented by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Trust’s Declaration of Trust or By-Laws of the Trust. For Proposal 2, holders of one-third of the interests in the Trust, present at the Meeting or represented by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Trust’s Declaration of Trust or By-Laws of the Trust. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

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Record Date; Voting Rights

The close of business on May 10, 2021 has been fixed as the Record Date. Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting or any adjournment thereof. As of the Record Date, the Funds had the number of shares outstanding as set forth in Appendix A.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights. A list of all persons who owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund as of May 10, 2021 is set forth in Appendix B.

Effect of Abstentions and Broker Non-Votes

In tallying shareholder votes for the Meeting, abstentions (i.e., shares for which a proxy is presented that abstains from voting) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will count as a vote against Proposal 1. Abstentions and broker non-votes will count as a vote against Proposal 2.

Required Vote

A quorum of shareholders is required to take action at the Meeting. If a quorum is present at the Meeting, approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the corresponding Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of Proposal 2 requires the affirmative vote of more than 50% of the shares of the Trust present at the Meeting or represented by proxy.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it at any time before it is voted by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting. A superseding proxy may also be executed by voting via telephone or through the Internet. The superseding proxy need not be voted using the same method as the original proxy vote. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals.

ADDITIONAL INFORMATION

Service Providers

Investment Adviser

Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611.

Distributor and Principal Underwriter

Foreside Financial Services LLC, Three Canal Plaza, Suite 100, Portland ME 04101.

Administrator

The Northern Trust Co., 50 South LaSalle Street, Chicago, Illinois 60607.

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Shareholder Reports

Copies of the annual and semi-annual reports are available without charge upon request by writing to the Trust, at 25 East Erie Street, Chicago, Illinois 60611, or by calling 1-800-560-6111. Reports will also be available on the Driehaus Mutual Funds website at www.driehaus.com or at the website of the SEC at www.sec.gov.

Householding

If more than one member of your household is a shareholder of any of the Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. The consolidation of these mailings benefits the Funds through reduced mailing expenses. However, if you prefer to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, and/or if you wish to receive multiple copies of the Proxy Statement, please call 1-800-560-6111, or send a written request to [ADDRESS].

Additional Information About the Meeting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend the Meeting. If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via teleconference does not, in itself, revoke a proxy. Should shareholders wish to obtain additional information regarding voting, the proxy or replacement proxy card, they may contact Di Costa Partners, the Funds’ proxy solicitor, at (833) 288-9335.

Shareholder Communications

Correspondence intended for an individual Trustee or for the Board may be sent to the attention of the individual Trustee or to the Board, in care of the Secretary of the Trust, at 25 East Erie Street, Chicago, Illinois 60611. All communications addressed to the Board of Trustees or any individual Trustee will be logged and transmitted to the Board or individual Trustee.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 1, 2021

The Notice of Special Meeting of Shareholders and Proxy Statement and other proxy materials (“Proxy Materials”) are available at www.eproxyaccess.com/dmf2021. The Proxy Materials will be available on the internet through the day of the Meeting.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies will be paid by Driehaus Capital. The solicitation of proxies will be made primarily by mail, oral communication, telephone or other permissible electronic means by representatives of the Trust, of Driehaus Capital, and of their affiliates, as well as by certain broker-dealers (who may be specifically compensated for such services). Representatives of the Trust, of Driehaus Capital, and of their affiliates involved in the solicitation of the proxies are not compensated for such services. The Trust has engaged Di Costa Partners, a proxy services provider, to assist it in its proxy solicitation efforts, including solicitation of proxies by telephone or personally. The anticipated cost of soliciting proxies is approximately [COST] and will be borne by Driehaus Capital.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 25 East Erie Street, Chicago, Illinois 60611. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

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By Order of the Board of Trustees,

Stephen Weber

President

Driehaus Mutual Funds

Dated: [DATE]

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APPENDIX A

Number of Shares Issued and Outstanding and Entitled to Vote as of May 10, 2021

FUND AND CLASS	SHARES OUTSTANDING
Driehaus Emerging Markets Growth Fund
Investor Shares	[______]
Institutional Shares	[______]
Driehaus Emerging Markets Small Cap Growth Fund	[______]
Driehaus Emerging Markets Opportunities Fund	[______]
Driehaus International Small Cap Growth Fund	[______]
Driehaus Micro Cap Growth Fund	[______]
Driehaus Small Cap Growth Fund	[______]
Investor Shares	[______]
Institutional Shares	[______]
Driehaus Small/Mid Cap Growth Fund	[______]
Driehaus Event Driven Fund	[______]

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APPENDIX B

FUND OWNERSHIP [To be updated.]

The following table sets forth, for each Independent Trustee/Nominee and the Interested Trustee Nominee, the dollar range of shares beneficially owned in each Fund, as well as the aggregate dollar range of shares beneficially owned in all of the Funds, as of May 10, 2021.

Name of Trustee/Nominee and Dollar Range of Fund Shares Owned
	Interested Trustee Nominee	Independent Trustee Nominees
Name of Fund	Stephen T. Weber	Theodore J. Beck	Francis J. Harmon	Christopher J. Towle	Dawn M. Vroegop	Daniel F. Zemanek
Driehaus Emerging Markets Growth Fund	[•]	$10,001 - $50,000	$50,001-$100,000	$50,001 - $100,000	$10,001 - $50,000	$50,001-$100,000
Driehaus Emerging Markets Small Cap Growth Fund	[•]	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$50,001-$100,000
Driehaus Emerging Markets Opportunities Fund	[•]	None	None	None	None	$10,001 - $50,000
Driehaus International Small Cap Growth Fund	[•]	None	Over $100,000	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Driehaus Micro Cap Growth Fund	[•]	$50,001-$100,000	$10,001-$50,000	Over $100,000	None	Over $100,000
Driehaus Small Cap Growth Fund	[•]	$50,001-$100,000	None	$10,001 - $50,000	Over $100,000	None
Driehaus Small/ Mid Cap Growth Fund	[•]	None	None	None	None	None
Driehaus Event Driven Fund	[•]	$10,001 - $50,000	None	None	$10,001-$50,000	None
Aggregate Amount of Fund Shares Owned	[•]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

5% Share Ownership as of May 10, 2021

The table below lists all shareholders known to the Trust to be record holders or beneficial owners of more than 5% of a Fund as of May 10, 2021. A shareholder who beneficially owns more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund, as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Class

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As of May 10, 2021, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the [INSERT FUNDS, AS APPLICABLE]. The table below sets forth the amount of Fund shares owned by the officers and Trustees as of May 10, 2021 in the remaining Funds. The address of each beneficial owner listed below is 25 East Erie, Chicago, IL 60611.

Name of Trustee/Nominee/Officer and Amount of Fund Shares Owned
Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
%
%
%

B-2

APPENDIX C

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [DAY] day of [MONTH], 2021, by and between DRIEHAUS MUTUAL FUNDS, a Delaware business trust (the “Trust”), and DRIEHAUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), the shares of beneficial interest (“Shares”) of which are registered under the Securities Act of 1933;

WHEREAS, the Trust is authorized to issue Shares in separate series or portfolios with each representing the interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust currently intends to offer Shares in each portfolio series listed on Exhibit A hereto, together with any other Trust portfolios which may be established later and served by the Adviser hereunder, being herein referred to collectively as the “Portfolios” and individually referred to as a “Portfolio”; and

WHEREAS, the Trust desires at this time to retain the Adviser to render investment advisory and management services to the Portfolios, and the Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Employment; Services To Be Performed. The Trust hereby employs the Adviser to act as the investment adviser for the Portfolios and for any other Portfolio that is made subject to this Agreement pursuant to Section 2 hereunder; to manage the investment and reinvestment of the assets of such Portfolios, to continuously review, supervise and administer the Portfolios’ investment programs; to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, in accordance with the applicable investment objectives and policies and limitations; to oversee the performance of the Trust's Administrator, Transfer Agent and Custodian with respect to the Portfolios; to provide the Trust with records concerning the Adviser's activities that the Trust is required to maintain; and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities, all for the period and upon the terms herein set forth. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectus, the Agreement and Declaration of Trust and the By-Laws of the Trust, as may from time to time be in force, as well as applicable laws and regulations.

The Adviser accepts such employment and agrees during such period to render such services, to pay all costs and expenses of maintaining the offices of the Trust, wherever located, and to arrange for payment by the Trust of all expenses payable by the Trust. The Adviser agrees to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. It is understood and agreed that the Adviser, by separate agreements with the Trust, may also serve the Trust in other capacities. Notwithstanding anything in this Agreement to the contrary, the Adviser may arrange for some investment advisory services to be provided by another person at the expense of the Adviser; provided that any such arrangement shall comply with the 1940 Act, including Section 15 thereof.

2. Additional Portfolios. In the event that the Trust establishes one or more portfolios other than the existing Portfolios with respect to which it desires to retain the Adviser to render investment advisory and management services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing hereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

3. Portfolio Transactions. (a) The Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations either directly with the issuer or underwriter or with any broker-dealer (including, as set forth below, a broker-dealer which is an affiliated person of the Adviser) who deals in the securities in which the Portfolios are active. In placing orders with broker-dealers, the Adviser will attempt to obtain the best combination of price and execution. In seeking to achieve the best combination of price and execution, an effort shall be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of the Adviser to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction, and the Adviser shall have no obligation to seek the lowest available commission cost to the Portfolios, so long as the Adviser determines in good faith that the commission paid to a broker-dealer is reasonable in relation to the value of the brokerage, research, statistical or other services provided by such broker-dealer to the Portfolios or the Adviser. The Adviser will not place orders with broker-dealers which are affiliated persons of the Adviser or the Fund without the prior written authorization of the Fund, and then will do so subject to (i) the provisions of Sections 17(e)(2) and Rule 17e-1 and Section 10(f) and Rule 10f-3 under the 1940 Act, Rule 206(3)-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), Section 11(a) under the Securities Exchange Act of 1934 (the “1934 Act”) and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto.

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(b) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients, if any (including any other Portfolio), or when the Adviser determines to purchase the same securities for its own account or proprietary accounts, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold. In such event, allocation of the securities so purchased or sold will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to each.

4. Compensation of the Adviser. (a) For the services described in this Agreement, the Trust will pay to the Adviser a fee, computed daily and payable monthly, at the annual rate equal to the percentage of the Portfolios’ average daily net assets as set forth in Exhibit A hereto, which may be amended from time to time. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. Such fee is attributable to the Portfolio and if there are multiple Portfolios of the Trust, the fee shall be a separate obligation of such Portfolio.

(b) For purposes of computing compensation to the Adviser, the net asset value for each Portfolio shall be calculated in accordance with the provisions of the Trust's prospectus or at such other time or times as the trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value of a share of a Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

5. Expenses. In addition to the fee of the Adviser, the Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Trust's securities or other property, for keeping its books of account, for any other charges of the custodian. The Trust shall assume and pay any expenses for services rendered under an administration and accounting services agreement, including the calculation of the net asset value per share of the Portfolio. The Adviser shall not be required to pay and the Trust shall assume and pay the charges and expenses of its operations, including compensation of the trustees (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Trust, costs of share certificates, if any, and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, stationery, printing, postage, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Trust, filing of trust documents or otherwise. The Trust shall not pay or incur any obligation for any expenses for which the Trust intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser.

6. Affiliations. Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Trust are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Trust otherwise than as a trustee, officer or agent.

7. Liability of Adviser. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. Activities of the Adviser. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others including other separate or pooled accounts managed in a like manner, so long as its services hereunder are not impaired thereby. It is agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts or for managing its own or its affiliates accounts. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

9. Term; Termination; Amendment. (a) This Agreement shall become effective with respect to the Portfolios on the date first written above and shall remain in full force until September 30, 2022 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Portfolio, but only as long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

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(b) This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Trust or by the Adviser on sixty (60) days written notice to the other party. The Trust also may effect termination with respect to any Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio.

(c) This Agreement may be terminated with respect to any Portfolio at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

(d) The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

(e) Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination.

(f) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the other party against which enforcement of the charge, waiver, discharge or termination is sought.

10. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

11. Names. The name “Driehaus Mutual Funds” refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 31, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Trust. The trustees, officers, employees and agents of the Trust shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the trustees or by an officer, employee or agent of the Trust, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Trust may enforce claims against the Trust only against the assets belonging to such series or class.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois (without regard to principals of conflicts of law).

IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed as of the day and year first above written.

DRIEHAUS MUTUAL FUNDS

By:

Title:

ATTEST:

Title:

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DRIEHAUS CAPITAL MANAGEMENT LLC.

By:

Title:

ATTEST:

Title:

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Exhibit A

Portfolio	Annual Management Fee (as a % of average daily net assets)
Driehaus Emerging Markets Growth Fund	1.05% up to $1.5 billion 0.75% over $1.5 billion
Driehaus Emerging Markets Small Cap Growth Fund	1.10%
Driehaus International Small Cap Growth Fund	1.00%
Driehaus Micro Cap Growth Fund	1.25%
Driehaus Small Cap Growth Fund	0.60%
Driehaus Event Driven Fund	1.00%
Driehaus Emerging Markets Opportunities Fund	0.90%
Driehaus Small/Mid Cap Growth Fund	0.60%

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APPENDIX D

DRIEHAUS MUTUAL FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.            PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.          COMPOSITION

The Nominating and Governance Committee shall be comprised of each trustee who is an independent trustee, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.         MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairperson or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

A majority of the members of the Nominating and Governance Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Nominating and Governance Committee.

IV.         RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.          Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates who are proposed to serve as an “Independent Trustee” must be so qualified under applicable laws and regulations.

(e)	Age, education, relevant business experience and geographic factors generally will be taken into consideration.
D-1

(f)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	Periodically review Independent Trustee compensation and Fund ownership criteria, and recommend any appropriate changes.

5.	Determine the process to be followed for the annual evaluation of the performance of the Board.

6.	Oversee the development of a program for the orientation of new Independent Trustees.

7.	Oversee the development of a continuing education program to keep the Independent Trustees abreast of industry and regulatory developments.

8.	Conduct an annual peer review of any Trustee remaining on the Board after reaching the Retirement Date (as defined in the Board Governance Guidelines and Procedures).

B.          Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.          Other Powers and Responsibilities

1.	Review this Charter, annually, and recommend changes, if any, to the Board.

2.	Review the Fund’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage.

3.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted May 16, 2005
Amended May 14, 2007
Amended May 17, 2010
Amended June 5, 2014
Amended December 4, 2014

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[LETTERHEAD] PO Box 9206, Canton, MA 02021-9905	VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1. Read the proxy statement and locate your control number below. 2. Go to www.proxyvotenow.com/dmf 3. Follow the simple instructions

VOTE BY PHONE 1. Read the proxy statement and locate your control number below. 2. Call toll-free 888-216-1286 3. Follow the simple instructions.

  PLEASE DETACH AT PERFORATION BEFORE MAILING.

DRIEHAUS MUTUAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS ON JULY 1, 2021

<< Fund Name Prints Here >>

The undersigned hereby appoints Robert Kurinsky and Janet McWilliams proxy with full power of substitution, hereby authorizes him or her to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on July 1, 2021 at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, all of the shares of the Fund(s) which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above.

Date

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on July 1, 2021.

The proxy statement for this meeting is available at www.eproxyaccess.com/dmf2021

PLEASE CAST YOUR VOTE TODAY!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

  PLEASE DETACH AT PERFORATION BEFORE MAILING.

This proxy is solicited on behalf of the Board. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” each proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Driehaus Capital Management.:		FOR	AGAINST	ABSTAIN
			☐	☐	☐

2.	To elect six (6) Trustees to the Board of the Trust:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Theodore J. Beck (03) Christopher J. Towle (05) Stephen T. Weber	(02) Francis J. Harmon (04) Dawn M. Vroegop (06) Daniel F. Zemanek	☐	☐	☐

*Instruction: To withhold authority to vote for an individual nominee, mark the FOR ALL EXCEPT box and write the nominee’s number on the line below.